UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Re: Vote your ORCC II shares online today! The Annual Meeting is approaching.

1 ToppanMerrill Service From: SPECIMEN <id@proxyvote.com> Sent: Friday, July 30, 2021 4:29 PM To: Krause, Dominique x57356 Subject: #ORC21PXY# Vote your ORCC II shares online today! The Annual Meeting is approaching. %P59669_0_0123456789012345_0000001% Your Vote Counts! OWL ROCK CAPITAL CORPORATION II 2021 Annual Meeting August 26, 2021 Vote Now!

2 As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: August 25, 2021 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 Important Materials: Proxy Statement 10-K Report Attend the Virtual Meeting Attend the Meeting

3 For holders as of July 6, 2021 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Re: REMINDER: Your Owl Rock Capital Corporation II shares still need to be voted for the Annual Meeting.

1 ToppanMerrill Service From: SPECIMEN <id@proxyvote.com> Sent: Friday, July 30, 2021 4:27 PM To: Krause, Dominique x57356 Subject: #ORC21PXY# REMINDER: Your Owl Rock Capital Corporation II shares still need to be voted for the Annual Meeting. %P59669_0_0123456789012345_0000001% Your Vote Counts! OWL ROCK CAPITAL CORPORATION II 2021 Annual Meeting August 26, 2021 Vote Now!

2 As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: August 25, 2021 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 Important Materials: Proxy Statement 10-K Report Attend the Virtual Meeting Attend the Meeting

3 For holders as of July 6, 2021 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Re: Please take a moment to cast your vote for the Owl Rock Capital Corporation II Annual Meeting.

1 ToppanMerrill Service From: SPECIMEN <id@proxyvote.com> Sent: Thursday, July 29, 2021 1:26 PM To: Krause, Dominique x57356 Subject: #ORC21PXY# Please take a moment to cast your vote for the Owl Rock Capital Corporation II Annual Meeting. %P59669_0_0123456789012345_0000001% Your Vote Counts! OWL ROCK CAPITAL CORPORATION II 2021 Annual Meeting August 26, 2021 Vote Now!

2 As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: August 25, 2021 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 OWL ROCK CAP CORP II 123,456,789,012.00000 Important Materials: Proxy Statement 10-K Report Attend the Virtual Meeting Attend the Meeting

3 For holders as of July 6, 2021 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement